Exhibit 10.2

AMENDMENT #6 TO RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

This AMENDMENT #6 TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (this “Amendment No. 6”) is entered into and made effective as of the 2nd day of September, 2015 (the “Amendment No. 6 Date”) by and between Isis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (“Isis”), and Glaxo Group Limited, a company existing under the laws of England and Wales, having its registered office at 980 Great West Road, Brentford, London TW8 9GS, United Kingdom (“GGL”), and Glaxosmithkline intellectual property development limited,  a company existing under the laws of England and Wales, having its registered office at 980 Great West Road, Brentford London TW8 9GS, United Kingdom (“GSK IPDL”). GGL and GSK IPDL are referred to together as (“GSK”).  Isis and GSK are each referred to herein by name or as a “Party” or, collectively, as “Parties.”

RECITALS

Whereas, Isis and GGL are parties to the Research, Development and License Agreement dated March 30, 2010, as amended (the “Agreement”) and GGL has sub-licensed its intellectual property rights under the Agreement to GSK IPDL;

Whereas, Isis and GGL entered into that certain Amendment #2 to the Research, Development and License Agreement dated October 30, 2012 (the “TTR FAP Amendment”) to amend the Agreement to more rapidly Develop the drug, ISIS-TTRRx (ISIS 420915), under the Rare Disease Program focused on the Collaboration Target, Transthyretin (the “TTR Program”), intended to enable ISIS-TTRRx to reach registration earlier than originally estimated; and

Whereas, Isis and GSK now desire to further amend the Agreement solely with respect to the TTR Program to, among other things, enable GSK to conduct a Phase 3 Trial of ISIS-TTRRx in patients with familial amyloid cardiomyopathy (FAC) and/or senile systemic amyloidosis (SSA) (the “Cardiomyopathy Phase 3 Trial”), on the terms and conditions as set forth herein.

Now, Therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and solely with respect to the TTR Program, the Parties, intending to be legally bound, do hereby agree as follows:

1.	TTR Program – Cardiomyopathy Drug Development Activities.

a.	TTR Cardiomyopathy Development Plan; Cardiomyopathy Phase 3 Trial. As of the Amendment No. 6 Date, the initial clinical study design for the Cardiomyopathy Phase 3 Trial for the TTR Program is reflected in the TTR Cardiomyopathy Development Plan and further described in the other TTR Cardiomyopathy Registration-Directed Program Documents. The TTR Cardiomyopathy Development Plan is incorporated into and made an integral part of the TTR Development Plan for the overall TTR Program. GSK will [***] conduct the Cardiomyopathy Phase 3 Trial in accordance with the TTR Cardiomyopathy Development Plan. The Parties intend the Cardiomyopathy Phase 3 Trial to meet the requirements of a Phase 3 Trial to demonstrate therapeutic benefit in patients with FAC and SSA, and for the Cardiomyopathy Phase 3 Trial and the TTR Cardiomyopathy Registration-Directed Program Documents to support registration filings and Approval of ISIS-TTRRx for FAC and/or SSA on a global basis. The Parties will mutually agree on any material changes to the TTR Cardiomyopathy Registration-Directed Program Documents in accordance with Section 7 of this Amendment No. 6.

b.	GSK’s Filing of the Cardiomyopathy Phase 3 Trial IND. GSK will be the sponsor of the Cardiomyopathy Phase 3 Trial and as such will file a separate IND (the “Cardiomyopathy IND”) for the Cardiomyopathy Phase 3 Trial, which IND will reference Isis’ existing IND for ISIS-TTRRx. Isis will have the right to review and comment on the Cardiomyopathy IND prior to GSK filing it with any Regulatory Authority and will provide any comments within [***] ([***]) business days after receipt of the Cardiomyopathy IND. GSK will discuss such proposed changes with Isis, will consider Isis’ comments in good faith, [***]. Isis will execute, acknowledge and deliver such further instruments, and do all such other acts, as may be reasonably necessary in order for GSK to become the sponsor and IND-holder for the Cardiomyopathy Phase 3 Trial.

c.	Isis’ Support Activities for the Cardiomyopathy Phase 3 Trial. Isis will provide support to GSK as reasonably requested by GSK from time to time for regulatory activities for the Cardiomyopathy Phase 3 Trial, including without limitation assisting GSK with assembling the IND (which GSK will prepare and file) for the Cardiomyopathy Phase 3 Trial, and sharing information on operational aspects of the conduct of the Cardiomyopathy Phase 3 Trial and the ISIS-TTRRx Study (the “Isis Cardiomyopathy Support Activities”). If GSK were to request support from Isis in addition to the Isis Cardiomyopathy Support Activities, GSK will pay Isis to provide such support [***].

d.	ISIS-TTRRx Safety Reporting; Regulatory Coordination. Until [***], Isis will be and will remain the sponsor and IND-holder for ISIS-TTRRx for the Phase 2 PoC Trial for the FAP indication (the “ISIS FAP IND”). Isis hereby grants a right of reference to GSK to cross reference the ISIS FAP IND, and Isis will take such additional actions as reasonably requested by GSK to allow GSK to exercise its right of reference to the ISIS FAP IND. Because GSK will be the sponsor of the Cardiomyopathy Phase 3 Trial and will file the Cardiomyopathy IND for the Cardiomyopathy Phase 3 Trial, GSK and Isis agree to coordinate their respective ISIS-TTRRx Development and regulatory activities, [***], and as otherwise agreed in the applicable Safety Data Exchange Agreement. Notwithstanding the foregoing, the Parties agree that GSK will lead the regulatory interactions with the Regulatory Authorities with respect to the Cardiomyopathy Phase 3 Trial; provided, [***] and will consider in good faith any proposals and comments made by Isis.

e.	[***], the Parties will develop and agree in writing on a drug safety information exchange agreement (the “Safety Data Exchange Agreement”) that, with respect to the Cardiomyopathy Phase 3 Trial, will include [***] related to ISIS-TTRRx, sufficient to enable each Party to comply with its legal and regulatory obligations and internal processes and consistent with the terms of this Amendment No. 6 and the Agreement (as amended by this Amendment No. 6).

During the term of the Safety Data Exchange Agreement (which shall remain in effect until [***]), each Party will [***] report to the other Party (and provide documentation to such Party related to) any serious adverse events (SAEs), suspected unexpected serious adverse reactions (SUSARs), and any other information the other Party reasonably requires to comply with its legal and regulatory requirements as the sponsor under its respective IND for ISIS-TTRRx, in each case in accordance with the terms as set out in the Safety Data Exchange Agreement.  Notwithstanding the foregoing, each Party will provide the other Party with [***] updates regarding adverse events and lab findings under any Clinical Study conducted by or on behalf of a Party for ISIS-TTRRx.

f.	Notice of Completion of Cardiomyopathy Phase 3 Trial. GSK will deliver written notice to Isis within [***] ([***]) Business Days after the Cardiomyopathy Phase 3 Trial is Complete and, together with such notice, will provide Isis with the data generated based on the [***] (such notice and data, the “Cardiomyopathy Phase 3 Trial Completion Package”).

g.	Decision Making. GSK will use its Commercially Reasonable Efforts to perform its activities designated under the TTR Cardiomyopathy Development Plan giving due consideration to the recommendations and advice of the TTR Project Team. GSK will have the final decision-making authority regarding [***].

h.	Briefing the TTR Project Team. At each regularly scheduled meeting of the TTR Project Team, GSK will provide to the TTR Project Team [***].

2.	TTR Program – Cardiomyopathy Drug Development Activities and Costs. GSK will be responsible for all of GSK’s activities under the TTR Cardiomyopathy Registration-Directed Program Documents [***], including conducting the Cardiomyopathy Phase 3 Trial. In addition, GSK will be responsible for paying [***].

3.	Manufacturing and Supply.

a.	API Supply for the Cardiomyopathy Phase 3 Trial. Isis will supply to GSK up to a total of [***] API of ISIS-TTRRX in accordance with the terms set forth on Schedule 3. Isis and GSK are discussing [***].

b.	Finished Drug Product Supply for the Cardiomyopathy Phase 3 Trial. GSK will manufacture and supply, [***], Finished Drug Product for the Cardiomyopathy Phase 3 Trial, which, as of the Amendment No. 6 Date, the Parties anticipate will be manufactured by [***] at a [***].

4.	Option. GSK may exercise its Option to the TTR Program by providing written notice to Isis of its decision to exercise its Option to the TTR Program under Section 3.1 of the Agreement on or before 5:00 p.m. (Eastern time) on the [***] ([***]) day following the [***] under scenarios (a)-(d) below:

a)	GSK receives a Positive Phase 2 PoC Trial Notice from Isis; or

b)	GSK receives endorsement, in accordance with [***] to prepare an NDA filing for ISIS-TTRRx; or

c)	The Cardiomyopathy Phase 3 Trial is Complete; or

d)	Both the Cardiomyopathy Phase 3 Trial and the Phase 2 PoC Trial are Complete or have been terminated in accordance with Section 10.a or Section 10.b of this Amendment No. 6 or under Section 11a or Section 11b of the TTR FAP Amendment or terminated under Article 9 of the Agreement;

 (the “Option Deadline”).

If GSK does not provide written notice to Isis to license the TTR Program before the Option Deadline, then GSK’s Option to the TTR Program will expire and, subject to the terms of this Amendment No. 6, Section 9 of the TTR FAP Amendment and the terms of the Agreement (as amended by this Amendment No. 6), Isis will be free to [***] that were included in the TTR Program on its own or with a Third Party.

5.	Following the expiration of the Option to the TTR Program, or termination of the Agreement with respect to the TTR Program, or termination of the Agreement in its entirety, GSK will have no further obligations to conduct the Cardiomyopathy Phase 3 Trial and such responsibility, following transfer of the study to Isis as set forth below, would thereafter be the sole responsibility of Isis. Promptly (but in any event within [***] ([***]) days) following the expiration or termination of GSK’s Option to the TTR Program, GSK and Isis would agree upon a transfer plan and appropriate timelines for each of the activities set forth below and would initiate such activities in a diligent manner:

(a)	transfer to Isis, [***], the necessary data (including manufacturing batch records and test results, and such other required manufacturing information, clinical study results and information from the Cardiomyopathy Phase 3 Trial (including transferring the Cardiomyopathy IND and sponsorship of the Cardiomyopathy Phase 3 Trial to Isis), and such [***] information in the TTR Program in the possession or control of GSK to the extent such data, results and information were generated by or on behalf of GSK under the Agreement (as amended by this Amendment No. 6);

(b)	at Isis’ written request, deliver to Isis any remaining stock of API in GSK’s possession as of the date of such expiration or termination [***], and any remaining stock of Finished Drug Product in GSK’s possession as of the date of such expiration or termination at a cost equal to [***]; provided that Isis will be responsible for [***] with respect to the transfer of the remaining stock of API and Finished Drug Product to Isis;

(c)	If Isis determines in good faith that additional Finished Drug Product would be required for Isis to continue to conduct those activities planned to be conducted during the [***]-month period immediately following such expiration or termination of GSK’s Option to the TTR Program, in accordance with the then-current TTR FAC Development Plan, then upon written notice from Isis to GSK, GSK will (i) supply to Isis ([***]) an amount of additional Finished Drug Product sufficient to conduct those activities actually planned for the subsequent [***]-month period under the then-current TTR Cardiomyopathy Development Plan and (ii) at Isis’ request, transfer the manufacturing process used by GSK to manufacture such Finished Drug Product to [***]; and

(d)	With respect to GSK’s contractual relationship with Third Parties performing work for GSK for the Cardiomyopathy Phase 3 Trial (including any contract research organizations and CMOs intended for use as commercial suppliers of Finished Drug Product), at Isis’ written request, GSK will [***] in establishing a relationship with such Third Party CMO and transferring activities under GSK’s contractual arrangements with such Third Party CMO to Isis. GSK will also [***] to assign to Isis any stand-alone contractual manufacturing agreements (or the portion of a contractual manufacturing agreement to the extent assignable in part) that GSK may have in place with such Third Party CMO that are specific to the Cardiomyopathy Phase 3 Trial material (excluding any such agreements that cover any other GSK products or activities, or are part of a master agreement between such Third Party CMO and GSK).

6.	For the avoidance of doubt, these Sections 4 and 5 expressly supersede and replace Section 5 of the TTR FAP Amendment.

7.	Material Amendments to the TTR Cardiomyopathy Registration-Directed Program Documents.

a.	Overview. As of the Amendment No. 6 Date, the Parties have agreed to the TTR Cardiomyopathy Development Plan (which is attached hereto as Attachment 1) and the Cardiomyopathy Phase 3 Protocol. GSK may make non-material changes to the TTR Cardiomyopathy Development Plan, in its discretion. Any other material or non-material changes proposed to be made to the TTR Cardiomyopathy Development Plan shall be determined in accordance with Section 7 (b) or (c) below, as applicable.

b.	Material Amendment Process. No material amendment to any TTR Cardiomyopathy Registration-Directed Program Document (each, a “Material Amendment”) may be made without both Parties’ prior written consent. If any Regulatory Authority requires or, based on [***] or otherwise at its discretion, either Party requests a material change to the Cardiomyopathy Phase 3 Trial or any TTR Cardiomyopathy Registration-Directed Program Document that requires the Parties to make a Material Amendment to a TTR Cardiomyopathy Registration-Directed Program Document to affect such a change, the Parties will use good faith and commercially reasonable efforts to mutually agree on such a Material Amendment to such TTR Cardiomyopathy Registration-Directed Program Document within [***] ([***]) days of receiving such proposed change from such Regulatory Authority or a Party. If the Parties mutually agree to such a Material Amendment, GSK will continue to perform the Cardiomyopathy Phase 3 Trial in accordance with such amended TTR Cardiomyopathy Registration-Directed Program Documents. If, despite the Parties’ good faith and commercially reasonable efforts, the Parties cannot agree (i) on such a Material Amendment to such TTR Cardiomyopathy Registration-Directed Program Document or (ii) whether such an amendment is a Material Amendment, in each case, within [***] ([***]) days of receiving such proposed change from such Regulatory Authority or at the recommendation of a Party, as applicable, the dispute will be promptly (but no later than [***] ([***]) days after the end of such [***] ([***]) day period) referred to the [***]. If the [***] cannot resolve the matter within [***] ([***]) Business Days after receiving such dispute then:

i.	if the dispute arose prior to the date [***], then [***]; or

ii.	if the dispute arose after the date [***], then [***].

c.	Non-Material Amendments. GSK will consider in good faith any changes to any TTR Cardiomyopathy Registration-Directed Program Documents that are requested by Isis that do not require the Parties to make a Material Amendment to a TTR Cardiomyopathy Registration-Directed Program Document to affect such a change.

8.	Financial Provisions. [***], GSK will pay Isis the following amounts:

a.	$[***] as a lump sum payment when [***] occurs;

b.	$[***] as a lump sum payment when [***]; and

c.	$[***] as a lump sum payment when [***].

For clarity, except as provided in Section 1.c, Section 10.c and Schedule 3 of this Amendment No. 6, no further payments shall be owed by GSK under this Amendment No. 6.  [***]. Each time a milestone event listed in items (a) through (c) above is achieved, GSK will send Isis a written notice thereof promptly (but in any event no later than [***] Business Days) following the date of achievement of such milestone event and such payment will be due within [***] days of receipt by GSK of an invoice sent from Isis.

9.	No Impact on Other Collaboration Programs. Except as otherwise expressly amended by this Amendment No. 6, the Agreement remains in full force and effect in accordance with its terms. For the avoidance of doubt, this Amendment No. 6 is solely intended to modify certain terms of the Agreement regarding the TTR Program, and does not amend the Agreement in any way with respect to the other Collaboration Programs.

10.	Termination for a Safety Concern.

a.	Required by Regulatory Authorities or Mutually Agreed. If a Safety Concern arises that causes (i) [***] or (ii) [***], then in each case [***] should be initiated within [***] ([***]) days after such request or agreement and GSK may terminate its Option to the TTR Program with [***] ([***]) days advance written notice.

b.	Not Required by Regulatory Authorities or Mutually Agreed. If a Safety Concern arises that causes the Cardiomyopathy-DSMB, any Regulatory Authority, or GSK’s Global Safety Board to [***], the Parties will promptly (but no later than [***] ([***]) days after such inability to agree on the [***]) meet and confer to discuss such Safety Concern and use good faith efforts to resolve such Safety Concern. If, after such good faith discussions (including discussions with the Cardiomyopathy-DSMB), [***], GSK will have the right to terminate the Cardiomyopathy Phase 3 Trial and/or the TTR Program by providing Isis written notice, which termination will become effective on the [***] ([***]) day following Isis’ receipt of such termination notice.

c.	Consequences of Termination. If GSK terminates its Option to the TTR Program under Section 10.a or Section 10.b of this Amendment No. 6 or under Section 11a or Section 11b of the TTR FAP Amendment (i) GSK will have no obligation to make any further payments to Isis under this Amendment No. 6 (other than any payments that accrued prior to the effective date of any such termination), (ii) Isis will have no obligation to continue the Phase 2 PoC Trial or Cardiomyopathy Phase 3 Trial, (iii) GSK will pay Isis $[***] to compensate Isis for its [***] costs only if Isis directs, by written notice within [***] ([***]) days after GSK’s termination notice, the clinical research organization that is engaged to conduct the Phase 2 PoC Trial to begin the process of terminating the Phase 2 PoC Trial, and (iv) GSK will pay Isis an amount equal to [***] only if, within [***] ([***]) days after GSK’s termination notice, Isis delivers written notice to GSK of Isis’ election to begin the process of terminating the Cardiomyopathy Phase 3 Trial.

11.	Restriction on GSK’s Right to Terminate for Convenience. Except in accordance with Section 10.a or Section 10.b of this Amendment No. 6, Section 11a or Section 11b of the TTR FAP Amendment, or Section 9.2.2, Section 9.2.3(a) or Section 9.2.5 of the Agreement, GSK will not have the right to terminate the Agreement with respect to the TTR Program (or terminate this Amendment No. 6) until the [***]

12.	Definitions. Capitalized terms not otherwise defined herein will have the meanings given in the Agreement. For purposes of this Amendment No. 6, the following capitalized terms will have the following meanings:

a.	“API” means bulk active pharmaceutical ingredient manufactured in accordance with cGMP (unless expressly stated otherwise) for ISIS-TTRRx.

b.	“Cardiomyopathy-DSMB” means the Data Safety Monitoring Board for the Cardiomyopathy Phase 3 Trial.

c.	“Cardiomyopathy-DSMB Charter” means, with respect to the Cardiomyopathy-DSMB for the Cardiomyopathy Phase 3 Trial, any charter that governs the activities and duties of such Cardiomyopathy-DSMB and specifies its members.

d.	“Cardiomyopathy IND” has the meaning set forth in Section 1.b.

e.	“Cardiomyopathy Phase 3 Protocol” means the protocol No. ISIS 420915-CS entitled “A Randomised, Double-Blind, Placebo-Controlled Study to Assess the Efficacy and Safety of GSK2998728 in Subjects with Transthyretin Amyloid Cardiomyopathy” (GSK study ID: 204650)” for the conduct of the Cardiomyopathy Phase 3 Trial, as may be amended from time to time pursuant to Section 7 of this Amendment No. 6.

f.	“Cardiomyopathy Phase 3 Trial” means, with respect to ISIS-TTRRx, the Phase 3, multicenter, double-blind, randomized, placebo-controlled study of ISIS-TTRRx in Cardiomyopathy patients.

g.	“Cardiomyopathy Phase 3 Trial Completion Package” has the meaning set forth in Section 1.f.

h.	“Complete”, “Completed”, or “Completion” means[***].

i.	“Dosing” or “Dosed” has the meaning set forth in Section 8.

j.	“Finished Drug Product” means any drug product containing API as an active pharmaceutical ingredient in finished bulk form.

k.	“Isis Cardiomyopathy Support Activities” has the meaning set forth in Section 1.c.

l.	“ISIS-TTRRx” means the Compound known as ISIS 420915 and also known as GSK2998728.

m.	“Material Amendment” has the meaning set forth in Section 7.b.

n.	“Option Deadline” has the meaning set forth in Section 4.

o.	“Positive Phase 2 PoC Trial Notice” means, with respect to the Phase 2 PoC Trial, a written notice delivered by Isis to GSK containing (i) [***], and (ii) [***].

p.	“Safety Concern” means [***]

q.	“Safety Data Exchange Agreement” has the meaning set forth in Section 1.e.

r.	“TTR Cardiomyopathy Development Plan” means the Development plan attached to this Amendment as Attachment 1, as may be amended from time to time pursuant to Section 7 of this Amendment No. 6.

s.	“TTR Cardiomyopathy Registration-Directed Program Documents” means the TTR Cardiomyopathy Development Plan, the Cardiomyopathy Phase 3 Protocol and the Cardiomyopathy-DSMB Charter.

t.	“TTR FAP Amendment” has the meaning set forth in the Recitals.

u.	“TTR Program” has the meaning set forth in the Recitals.

* - * - * - *[Signature page follows] * - * - * - *

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 6 to be executed by their duly authorized representatives as of the Amendment No. 6 Date.

Isis Pharmaceuticals, Inc.

By:	/s/ B. Lynne Parshall

Name:	B. Lynne Parshall

Title:	Chief Operating Officer

Date:

Glaxo Group Limited

By:	/s/ Paul Williamson

Name:	Paul Williamson

Title:	Authorised Signatory For and on behalf Of Edinburgh Pharmaceutical Industries Limited Corporate Director

Date:	9/1/15

Glaxosmithkline intellectual property development limited

By:	/s/ Paul Money

Name:	Paul Money

Title:	Authorised Signatory For and on behalf Of Glaxo Group Limited Corporate Director

Date:	9/2/15

Attachment 1

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Schedule 3

TTR CARDIOMYOPATHY ISIS-TTRRX API CLINICAL SUPPLY TERMS

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Appendix X

API Specification

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